Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Investments [Abstract]
Initial cost basis	¥ 1,908,526	$ 272,916	¥ 2,140,511
Cumulative unrealized gains	79,224	11,329	72,296
Cumulative unrealized losses (including impairment)	(942,546)	(134,782)	(1,108,262)
Total carrying amount	¥ 1,045,204	$ 149,463	¥ 1,104,545